UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO. )

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under §240.14a-12

L3HARRIS TECHNOLOGIES, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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Your Vote Counts! L3HARRIS TECHNOLOGIES, INC. 2021 Annual Meeting Vote by April 22, 2021 11:59 PM ET L3HARRIS TECHNOLOGIES, INC. 1025 WEST NASA BOULEVARD MELBOURNE, FL 32919 D35505-P52184-Z79401 You invested in L3HARRIS TECHNOLOGIES, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on April 23, 2021. Get informed before you vote View the Notice of 2021 Annual Meeting and Proxy Statement and Annual Report for Fiscal Year Ended January 1, 2021 online OR you can receive a free paper copy of voting material(s) by requesting prior to April 9, 2021. If you would like to request a copy of the voting material(s), you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* April 23, 2021 9:00 AM ET Virtually at: www.virtualshareholdermeeting.com/LHX2021 *Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items 1. Election of Directors for a Term Expiring at the 2022 Annual Meeting of Shareholders Nominees: 1c. Peter W. Chiarelli 1a. Sallie B. Bailey 1d. Thomas A. Corcoran 1b. William M. Brown 1e. Thomas A. Dattilo 1f. Roger B. Fradin 1g. Lewis Hay III 1h. Lewis Kramer 1i. Christopher E. Kubasik 1j. Rita S. Lane 1k. Robert B. Millard 1l. Lloyd W. Newton 2. Approval, in an Advisory Vote, of the Compensation of Named Executive Officers as Disclosed in the Proxy Statement NOTE: If this proxy/voting instruction card is properly executed, then the undersigned’s shares will be voted in the manner instructed therein, or if no instruction is provided, then either as the Board of Directors recommends or, if the undersigned is a participant in the L3Harris Stock Fund through any retirement plan sponsored by L3Harris, as may otherwise be provided in the plan. The named proxies also are authorized, in their discretion, to consider and act upon such other business as may properly come before the 2021 Annual Meeting or any adjournments or postponements thereof. For For For For For For For For For For For For For For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D35506-P52184-Z79401